Greenwich Street Series Fund:
Salomon Brothers Variable All Cap Value Fund

Sub-Item 77Q1

Registrant incorporates by reference Registrant's Prospectus/Proxy Statement dated May 2, 2005 filed on June 8, 2005.
(Accession No. 0001193125-05-122238)